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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) June 25, 2001

                              THE PMI GROUP, INC.
            (Exact name of registrant as specified in its charter)

         Delaware                      1-13664                   94-3199675
  (State or jurisdiction of     (Commission File Number)      (I.R.S. Employer
incorporation or organization)                               Identification No.)

                601 Montgomery Street, San Francisco, CA  94111
                   (Address of Principal Executive Offices)

                             Victor J. Bacigalupi
            Executive Vice President, General Counsel and Secretary
                              The PMI Group, Inc.
                             601 Montgomery Street
                           San Francisco, CA  94111
                    (Name and address of agent for service)

              Registrant's telephone number, including area code:
                                (415) 788-7878


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ITEM 5.  OTHER EVENTS

On June 25, 2001, an order ("Order") was entered in the United States District Court for the Southern District of Georgia approving the settlement reached with the plaintiffs on December 15, 2000 in the litigation captioned Baynham et al.
v. PMI Mortgage Insurance Company ("Baynham litigation"). The Order also certified the settlement class. An appeal has been filed to overturn the decision of the District Court to not allow certain individuals to intervene in the above-described settlement. If the appeal is successful, such individuals could have standing to challenge the terms of the Order. The Company believes its obligation to fund payment of claims and expenses pursuant to the approved settlement is stayed during the pendency of the appeal.

Risks and uncertainties that could affect the Company, including those related to the Baynham litigation, are discussed in PMI's various Securities and Exchange Commission filings.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   THE PMI GROUP, INC.
                                   (Registrant)

 July 6, 2001                      By: /s/ John M. Lorenzen, Jr.
                                   -----------------------------
                                       John M. Lorenzen, Jr.
                                       Executive Vice President,
                                       Chief Financial Officer


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